CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event: April 8, 2009 (date of earliest event reported)

JUNIPER GROUP, INC,
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-19170 (Commission File Number)	11-2866771 (IRS Employer Identification Number)

20283 State Road 7, Suite 400, Boca Raton, Florida 33498
(Address of principal executive offices)

(561) 807-8990
(Registrant's telephone number, including area code)

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On April 8, 2009, Morgenstern, Svoboda & Baer, CPA’s (the “Former Accountant”) resigned as the independent registered public accounting firm for Juniper Group, Inc. (the “Company”).

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and the three subsequent interim periods of 2008, except that the Former Accountant’s opinion in its report on the Company’s financial statements expressed substantial doubt with respect to the Company’s ability to continue as a going concern for the last two fiscal years.

During the Company’s two  recent fiscal years and the subsequent interim periods through the date of resignation, there were no reportable events as the term described in Item 304(a)(1) of Regulation S-K except for the following:

During the Company’s two most recent fiscal years and the subsequent interim periods through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for those periods.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On April 10, 2009, Liebman, Goldberg & Hymowitz, LLP (the “New Accountant”) of  595 Stewart Avenue, Suite 420, Garden City, New York 11530 was retained as the independent registered public accounting firm for the Company.

In making the selection of the New Accountant, the Company’s management and board of directors reviewed auditor independence issues and the absence of any pre-existing business or commercial relationship with the New Accountant and concluded that there are no such relationships that would impair the independence of the New Accountant.  The board and management of the Company concluded that the geographical proximity would benefit the Company in working with the New Accountant and promote the timely completion of work requested from the New Accountant.

During the two fiscal years ended December 31, 2006 and December 31, 2007 and through April 9, 2009, the Company did not consult with Liebman, Goldberg & Hymowitz, LLP regarding any of the matters or events set forth in Item 304(a)(1-3) of Regulation S-K.

ITEM 7.	Financial Statements and Exhibits
The following exhibits are included as part of this report:
Exhibit No.	Page No.	Description

16.1                                April 14, 2009 Letter from Morgenstern, Svoboda & Baer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of April, 2009.
 Juniper Group, Inc.

  /s/ Vlado P. Hreljanovic
Vlado P. Hreljanovic, President

MORGENSTERN,SVOBODA & BAER, CPA’s,
CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@gmail.COM

April 14, 2009
Securities and Exchange Commission
100 F. Street, NE
Washington, D.C. 20549

Dear Ladies and Gentlemen:

We are the predecessor independent registered public accounting firm for Juniper Group Inc. (the “Company”). We have read the Company’s disclosure set forth in Item 4.01 Changes in Registrant’s Certifying Accountants of the Company’s Current Report on Form 8-K/A dated April 14, 2009 (the “Current Report”) and are in agreement with the disclosures in the Current Report, insofar as it pertains to our firm, Morgenstern, Svoboda & Baer, CPA’s.

Sincerely,
/s/Morgenstern, Svoboda & Baer, CPA’s